      As filed with the Securities and Exchange Commission on March 1, 2001



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 28, 2001



                            W. R. BERKLEY CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-7849                       22-1867895
--------------                   -------------------          ------------------
(State or other                  (Commission File               (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)


            165 Mason Street, P.O. Box 2518, Greenwich, CT 06836-2518
            ---------------------------------------------- ----------
               (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On February 28, 2001, W. R. Berkley Corporation (the "Company") entered into an Underwriting Agreement with Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, with respect to the issue and sale by the Company, and the purchase by the underwriters, of an aggregate of 2,700,000 shares of the Company's common stock, $.20 par value per share, plus up to an additional 405,000 shares subject to the underwriters' over-allotment option (collectively, the "Shares"), under a Registration Statement on Form S-3 (Registration No. 33-95552). Willkie Farr & Gallagher, as counsel to the Company, has issued its opinion as to the legality of the Shares.

     The Underwriting Agreement and the opinion of Willkie Farr & Gallagher are attached hereto as Exhibits 1.1 and 5.1, respectively, and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          1.1    Underwriting Agreement

          5.1 Opinion of Willkie Farr & Gallagher regarding the legality of the Shares

          23.1 Consent of Willkie Farr & Gallagher (included in Exhibit 5.1 hereto)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W. R. BERKLEY CORPORATION

                                        By: /s/ Ira S. Lederman
                                            ------------------------------
                                            Name:  Ira S. Lederman
                                            Title: Senior Vice President,
                                                   General Counsel-Insurance
                                                   Operations and Assistant
                                                   Secretary

Date: March 1, 2001

                                  EXHIBIT INDEX

Exhibit:
--------

1.1            Underwriting Agreement

5.1 Opinion of Willkie Farr & Gallagher regarding the legality of the Shares

23.1 Consent of Willkie Farr & Gallagher (included in Exhibit 5.1 hereto)